UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                         OF THE SECURITIES EXCHANGE ACT
                    OF 1934 September 16, 2005 Date of Report
                        (Date of earliest event reported)

                             KLEENAIR SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as specified in Charter)


                          Commission File No. 033-03362


            Nevada                                      87-0431043
   ----------------------------                     -------------------
   (State of Other Jurisdiction                      (I.R.S. Employer
     of Incorporation)                               Identification No.)




27121 Aliso Creek Road, Suite 120, Aliso Viejo, California              92656
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(Address of Principal Executive Office)                              (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 831-1045



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Item  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 31, 2005, Kleenair Systems, Inc., a Nevada corporation ("KAIR"), and Innovay, Inc., a Nevada corporation ("Innovay"), entered into an Asset Purchase Agreement and Plan of Reorganization Agreement ("Agreement"). A
Schedule 14C Information Statement was filed in connection with such transaction.

     Subsequent thereto, the parties have elected to modify the transaction in certain regards and to withdraw the Schedule 14C Information Statement in order to obtain audited financial statements for attachment. Therefore, the transaction, as modified, will not close until the fourth quarter of 2005. At that time, a new Schedule 14C Information Statement will be filed.






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                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 2005       /s/   Lionel Simons
                           ----------------------------------------
                                       Lionel Simons, President